UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33219 Forest West Street Magnolia, TX	77354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 934-1825

__________________________________________________________
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Pernix™ Therapeutics Holdings, Inc. (NYSE Amex: PTX) (the “Company”), and ParaPRO, LLC announced on January 19, 2011 that the U.S. Food and Drug Administration (FDA) has approved Natroba™ (spinosad) Topical Suspension, 0.9%, to eliminate head lice (pediculosis capitis).  Natroba™ received approval as a prescription medication and is indicated for the topical treatment of head lice infestations in patients four (4) years of age and older.

The Company has updated its investor presentation to reflect the addition of the Natroba partnership with ParaPRO, LLC.  This presentation is presented at conferences from time to time and is posted on the Company’s website at www.pernixtx.com.

A copy of the investor presentation and the related press release issued on January 19, 2011 are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Investor Presentation of Pernix Therapeutics Holdings, Inc. dated January 19, 2011

99.2	Press Release of Pernix Therapeutics Holdings, Inc. dated January 19, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 19, 2011	PERNIX THERAPEUTICS HOLDINGS, INC.

	By:	/s/ Tracy S. Clifford
Tracy S. Clifford
Chief Financial Officer